Exhibit 10.13

THIS SECOND AMENDMENT TO THE FULTON FINANCIAL CORPORATION DEFERRED COMPENSATION PLAN, as restated July 1, 2015, is hereby adopted this 10th day of December, 2020, effective as provided herein.

WITNESSETH:
WHEREAS, Fulton Financial Corporation (herein called the “Principal Employer”), along with various of its subsidiaries, heretofore adopted a nonqualified deferred compensation plan for the benefit of eligible employees known as the Fulton Financial Corporation Deferred Compensation Plan (the “Plan”);
WHEREAS, Section 6.02 of the Plan provides that the Principal Employer has the right to amend the Plan through its Retirement Plans Administrative Committee (the “Committee”) if the Committee determines the amendment is helpful to the administration and operation of the Plan and is not expected to have a material financial impact on the liability of the Employers under the Plan; and
WHEREAS, the Principal Employer desires to amend the Plan to revise how participants may elect to receive amounts deferred under the Plan for Plan years commencing on and after January 1, 2021, and make certain other clarifying changes;
NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Committee by Section 6.02 of the Plan, the Plan is hereby amended, effective January 1, 2021, as follows:

1. Section 1.01 of the Plan is amended in its entirety to read as follows:
Section 1.01: Account. The bookkeeping account consisting of the amounts credited to a Participant’s Compensation Deferral Subaccount, Flex Subaccounts, Matching Contribution Subaccount, and Post-2020 Retirement Subaccount.

2. Section 1.06 of the Plan is amended in its entirety to read as follows:
Section 1.06: Compensation Deferral Subaccount. The individual subaccount maintained for each Participant to which is credited a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned before January 1, 2021. The Compensation Deferral Subaccount shall consist of two separate sub-subaccounts: the Compensation Deferral Subaccount A, which shall be credited with a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned prior to January 1, 2005, along with earnings attributable thereto; and the Compensation Deferral Subaccount B, which shall be credited with a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned on and after January 1, 2005 and before January 1, 2021, along with earnings attributable thereto.

3. Article I of the Plan is amended to add a new Section 1.08A to read as follows:
Section 1.08A: Flex Subaccount. An individual subaccount maintained for each Participant to which may be credited a portion of a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned on or after January 1, 2021, along with earnings attributable thereto. A Flex Subaccount shall be either: a Separation Flex Subaccount, which is a Flex Subaccount that the Participant has elected to be payable upon the Participant’s Separation from Service or in a calendar year following Separation from Service, but in no event prior to the seventh month following the month in which Separation from Service occurs; or a Specified Date Flex Subaccount, which is a Flex Subaccount that the Participant has elected to be payable in a calendar year specified by the Participant (or upon the Participant’s Separation from Service, if such Separation from Service occurs prior to such calendar year).

4. Section 1.09 of the Plan is amended in its entirety to read as follows:
Section 1.09: Matching Contribution Subaccount. The individual subaccount maintained for each Participant to which is credited a Participant’s Matching Contributions under Section 3.01 hereof related to Compensation earned before January 1, 2021, along with earnings attributable thereto.

5. Article I of the Plan is amended to add a new Section 1.12A to read as follows:
Section 1.12A: Post-2020 Retirement Subaccount. An individual subaccount maintained for each Participant to which is credited a Participant’s Matching Contributions under Section 3.01 hereof, and to which may be credited a portion of a Participant’s Compensation Deferrals under Section 3.01 hereof, in each case related to Compensation earned on or after January 1, 2021, along with earnings attributable thereto.

6. Section 3.01(c) of the Plan is amended in its entirety to read as follows:
(c) Amounts equal to the Participant’s Compensation Deferrals shall be credited as follows:
(1) There shall be established and maintained for each Participant a Compensation Deferral Subaccount to which shall be credited amounts equal to the Participant’s Compensation Deferrals related to Compensation earned before January 1, 2021. A Participant shall always be one hundred percent (100%) vested in his Compensation Deferral Subaccount (and investment gains and losses deemed credited thereto).
(2) There shall be established and maintained for each Participant up to five (5) Flex Subaccounts and a Post-2020 Retirement Subaccount, to which shall be credited amounts equal to a portion the Participant’s Compensation Deferrals related to Compensation earned on or after January 1, 2021, as elected by the Participant on an election form described in Section 3.01(b). A Participant shall always be one hundred percent (100%) vested in the Participant’s Flex Subaccounts and Post-2020 Retirement Subaccount (and investment gains and losses deemed credited thereto).

7. Section 3.01(d) of the Plan is amended in its entirety to read as follows:
(d) Each Participant hereunder who in a Plan Year: (i) is employed by Fulton Financial Corporation and is a member of Senior Management, an Executive Vice President or a Senior Executive Vice President; (ii) is also eligible to participate in the Fulton 401(k) Plan; (iii) has Compensation in excess of the maximum amount of annual compensation (Code section 401(a)(17) limit, as indexed) that can be taken into account under the Fulton 401(k) Plan; and (iv) makes Compensation Deferrals under this Plan for such Plan Year out of his Compensation that is in excess of the maximum amount of annual compensation that can be taken into account under the Fulton 401(k) Plan, shall be eligible hereunder for a Matching Contribution on such Compensation Deferrals at the same matching rate that is in effect that Plan Year under the Fulton 401(k) Plan. An eligible Participant’s Matching Contributions hereunder related to Compensation earned before January 1, 2021 shall be determined as soon as practicable after the end of such Plan Year and promptly credited to the Participant’s Matching Contribution Subaccount. An eligible Participant’s Matching Contributions hereunder related to Compensation earned on or after January 1, 2021 shall be determined as soon as practicable after the end of such Plan Year and promptly credited to the Participant’s Post-2020 Retirement Subaccount. A Participant shall always be one hundred percent (100%) vested in the

Participant’s Matching Contribution Subaccount and Post-2020 Retirement Subaccount (and the investment gains and losses deemed credited thereto).

8. Section 3.02 of the Plan is amended in its entirety to read as follows:
Section 3.02: Account Earnings. Amounts credited to a Participant’s Account shall be deemed invested until the last day of the month preceding the month in which the amount is distributed to the Participant, in accordance with the Participant’s direction, between and among one or more investment alternatives selected from time to time by the Administrator and made available under the Plan. In the absence of Participant directions, a Participant’s Account shall be deemed invested in the available investment alternative that is designated by the Administrator from time to time as the default investment fund. Rules and procedures governing the frequency and manner of Participant investment directions shall be established by the Administrator and communicated to Participants.

9. Section 4.01 of the Plan is amended in its entirety to read as follows:
Section 4.01: Payment of Benefits
(a) A Participant’s Compensation Deferral Subaccount and Matching Contribution Subaccount shall become payable when the Participant attains age 62 or, if later, upon the Participant’s Separation from Service. The Participant (or his Beneficiary) shall be entitled to a benefit equal to the amount then credited to the Participant’s Compensation Deferral Subaccount and Matching Contribution Subaccount (less any amounts required to be withheld for tax purposes). Said benefit shall be distributed in accordance with this Article.
(b) A Participant’s Post-2020 Retirement Subaccount and Separation Flex Subaccounts shall become payable upon the Participant’s Separation from Service or in a calendar year following Separation from Service, as specified by the Participant, but in no event prior to the seventh month following the month in which Separation from Service occurs. The Participant (or his Beneficiary) shall be entitled to a benefit equal to the amount then credited to the Participant’s Post-2020 Retirement Subaccount and Separation Flex Subaccounts (less any amounts required to be withheld for tax purposes). Said benefit shall be distributed in accordance with this Article. If a Participant fails to elect, by the end of the Election Period described in Section 3.01(a) for the Participant’s initial Compensation Deferral election, the time at which payment of the Participant’s Post-2020 Retirement Subaccount or any Separation Flex Subaccount will be made, then the Employer shall pay the benefit upon Separation from Service. Such Participant may change this default time of payment subject to the rules for making changes in elective forms of payment described in Section 4.02(e).
(c) Each of a Participant’s Specified Date Flex Subaccounts shall become payable in a calendar year specified by the Participant; provided that if the Participant’s Separation from Service occurs prior to such calendar year, such Specified Date Flex Subaccount shall be payable upon such Separation from Service. The Participant (or his Beneficiary) shall be entitled to a benefit equal to the amount then credited to such Specified Date Flex Subaccount (less any amounts required to be withheld for tax purposes). Said benefit shall be distributed in accordance with this Article. If a Participant fails to elect, by the end of the Election Period described in Section 3.01(a) for the Participant’s initial Compensation Deferral election, the time at which payment of a Specified Date Flex Subaccount will be made, then the Employer shall pay the benefit with respect to such Specified Date Flex Subaccount in the third (3rd) calendar year following the time of his initial Compensation Deferral election relating to such Specified Date Flex Subaccount. Such Participant may change this default time of payment subject to the rules for making changes in elective forms of payment described in Section 4.02(e).

10. Section 4.02 of the Plan is amended in its entirety to read as follows:
Section 4.02: Method of Payment
(a) For Compensation Deferral Subaccount A. No later than 12 months prior to the date a Participant’s benefit becomes payable, the Participant may select from the following forms the manner in which the amounts credited to his Compensation Deferral Subaccount A shall be distributed.
(1) Single, lump sum payment; or
(2) Substantially equal monthly or annual installments over a period of not more than twenty (20) years.
A Participant shall select the desired form of distribution by completing and timely filing a payment election form with the Administrator. If a Participant fails to file a payment election form at least 12 months prior to the date the benefit becomes payable, then the Employer shall pay the benefit in substantially equal monthly installments over a period of five (5) years. A Participant may change his payment election at any time prior to commencement of the 12-month period ending on the date the benefit becomes payable. The payment election in effect on the date such 12-month period commences shall become irrevocable on such date and shall not be changed thereafter under any circumstances.
(b) For Compensation Deferral Subaccount B and Matching Contribution Subaccount. Concurrent with the time of his initial Compensation Deferral election relating to amounts to be credited to his Compensation Deferral Subaccount B and his Matching Contribution Subaccount pursuant to Section 3.01, if applicable, the Participant shall select from the following forms the manner in which all amounts thereafter credited to his Compensation Deferral Subaccount B and his Matching Contribution Subaccount shall be distributed:
(1) Single, lump sum payment; or
(2) Substantially equal monthly or annual installments over a period of not more than twenty (20) years.
If a Participant fails to elect, by the end of the Election Period described in Section 3.01(a) for the Participant’s initial Compensation Deferral election, the manner in which payment of the Participant’s Compensation Deferral Subaccount B and Matching Contribution Subaccount will be made, then the Employer shall pay the benefit in substantially equal monthly installments over a period of five (5) years; provided, however, that such Participant may change this default form of payment subject to the rules for making changes in elective forms of payment described below.
(c) For Post-2020 Retirement Subaccount and Separation Flex Subaccounts. Concurrent with the time of his initial Compensation Deferral election relating to amounts to be credited to his Post-2020 Retirement Subaccount or any Separation Flex Subaccount pursuant to Section 3.01, if applicable, the Participant shall specify whether payment shall occur or commence upon the Participant’s Separation from Service or in a calendar year following Separation from Service, but in no event prior to the seventh month following the month in which Separation from Service occurs, and select from the following forms the manner in which all amounts thereafter credited to such Post-2020 Retirement Subaccount or Separation Flex Subaccount shall be distributed:
(1) Single, lump sum payment; or
(2) Substantially equal annual installments over a period of not more than fifteen (15) years.

If a Participant fails to elect, by the end of the Election Period described in Section 3.01(a) for the Participant’s initial Compensation Deferral election, the manner in which payment of the Participant’s Post-2020 Retirement Subaccount or any Separation Flex

Subaccount will be made, then the Employer shall pay the benefit in a single, lump sum payment. Such Participant may change this default form of payment subject to the rules for making changes in elective forms of payment described below.
(d) For Specified Date Flex Subaccounts. Concurrent with the time of his initial Compensation Deferral election relating to amounts to be credited to a Specified Date Flex Subaccount pursuant to Section 3.01, if applicable, the Participant shall specify the calendar year in which payment shall occur or commence, and select from the following forms the manner in which all amounts thereafter credited to such Specified Date Flex Subaccount shall be distributed:
(1) Single, lump sum payment; or
(2) Substantially equal annual installments over a period of not more than five (5) years.
If a Participant fails to elect, by the end of the Election Period described in Section 3.01(a) for the Participant’s initial Compensation Deferral election, the manner in which payment of a Specified Date Flex Subaccount will be made, then the Employer shall pay the benefit with respect to such Specified Date Flex Subaccount in a single, lump sum payment. Such Participant may change this default form of payment subject to the rules for making changes in elective forms of payment described below. Notwithstanding anything in this Section 4.02(d) to the contrary, if the Participant’s Separation from Service occurs before the calendar year of payment specified by the Participant with respect to a Specified Date Flex Subaccount, then the Employer shall pay the benefit with respect to such Specified Date Flex Subaccount upon the Participant’s Separation from Service in a single, lump sum payment.
(e) Any subsequent change by the Participant to the form of payment selected with respect to his Compensation Deferral Subaccount B or Matching Contribution Subaccount, or to the time or form of payment selected with respect to his Post-2020 Retirement Subaccount or Flex Subaccount, shall be subject to the following conditions: the change must be made at least 12 months in advance of the date the initial payment under the prior election is scheduled to be made; the change cannot take effect until at least 12 months after it is made; and the initial payment pursuant to the change shall not be made until a date that is at least five years from the date such payment would otherwise have been made under the initial election.
(f) Distribution of a Participant’s benefit shall be made or commence on the first payroll payment date in the month following the date the benefit becomes payable pursuant to Section 4.01, or as soon thereafter as administratively practicable, but in no event later than 90 days after the date the benefit becomes payable; provided, however, that if the Participant’s benefit becomes payable due to the Participant’s Separation from Service, distribution of the Participant’s benefit shall be made or shall commence on the first payroll payment date of the seventh month following the last day of the month in which the benefit becomes payable pursuant to Section 4.01, or as soon thereafter as administratively practicable, but in no event later than 90 days after such payroll payment date. Subsequent installment payments with respect to a Post-2020 Retirement Subaccount or a Flex Subaccount, if applicable, shall be made annually until the benefit is fully paid, and any installment payments subject to delay under this Section 4.02(f) will result in an extension of the payout period commensurate with such delay rather than be paid at the time benefit payments commence. Subsequent installment payments with respect to other subaccounts, if applicable, shall be made monthly or annually pursuant to the Participant’s election (or monthly, absent such an election) until the benefit is fully paid, and any installment payments subject to delay under this Section 4.02(f) will result in an extension of the payout period commensurate with such delay rather than be paid at the time benefit payments commence. The six-month delay in making payments triggered by a Participant’s Separation from Service complies with the Fulton Financial Corporation Key Employee Amendment to the 409A Plans.
(g) In the event the Participant dies before the payment of his benefit under his Compensation Deferral Subaccount A commences, or after the payment of his benefit under Compensation Deferral Subaccount A commences but prior to the complete distribution of such benefit, then the Participant’s benefit under Compensation Deferral Subaccount A, or the unpaid portion thereof, shall be paid to his Beneficiary at the time and under the method determined under subsections 4.01(a) and 4.02(a), respectively. In the event the Participant dies before the payment of his benefit under any other subaccount commences, or after the payment of his benefit under any other subaccount commences but prior to the complete distribution of such benefit, then the Participant’s benefit under such subaccount, or the unpaid portion thereof, shall be paid to his Beneficiary in a single, lump sum payment as soon as practicable following the Participant’s death, but in no event later than the last day of the first Plan Year following the Plan Year in which the Participant’s death occurred.

11. The first paragraph of Section 4.03(b) of the Plan is amended in its entirety to read as follows:
(b) At any time prior to the date a Participant’s benefit becomes payable under section 4.01, a Participant who has an Unforeseeable Emergency may request to receive all or a portion of that part of his accrued benefit credited to his Compensation Deferral Subaccount B, Post-2020 Retirement Subaccount, or any Flex Subaccount (but not any contribution credited to the Matching Contribution Subaccount). If the Administrator determines that a distribution is necessary on account of the Unforeseeable Emergency, the Participant shall receive no more than the amount of his accrued benefit that is necessary to alleviate the Unforeseeable Emergency in a single cash payment. Distributions under this Section 4.03(b) are subject to the following rules.

IN WITNESS WHEREOF, this Second Amendment was duly executed on this 10th day of December, 2020.

FULTON FINANCIAL CORPORATION
RETIREMENT PLANS
ADMINISTRATIVE COMMITTEE
By: /s/ Bernadett Taylor
Bernadette Taylor
SEVP/Chief Human Resource Officer